UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2013

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5445 DTC Parkway, Suite 925

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement with David Bar-Or, M.D.

On July 15, 2013, Ampio Pharmaceuticals, Inc. (the “Company”) entered into an amendment to the Employment Agreement, dated August 1, 2010 with David Bar-Or, M.D. (the “Bar-Or Amendment”, and the Employment Agreement as amended, the “Bar-Or Employment Agreement”). Under the Bar-Or Amendment, the term of Dr. Bar-Or’s Employment Agreement was extended through July 31, 2014. In addition, in connection with the Bar-Or Amendment, Dr. Bar-Or was granted an option to purchase 300,000 shares of the Company’s Common Stock. The option is exercisable for a period of ten years at an exercise price per share equal to the quoted closing price of the Company’s common stock on July 15, 2013. The option vests as follows: 150,000 shares on the date of grant and 150,000 shares on the first anniversary of the date of grant, subject to vesting acceleration provisions in accordance with the Bar-Or Employment Agreement.

The description of the Bar-Or Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1.

Amendment of Employment Agreement with Vaughan Clift, M.D.

On July 15, 2013, the Company entered into an amendment to the Employment Agreement, dated August 1, 2010, as subsequently amended, with Vaughan Clift, M.D. (the “Clift Amendment”, and the Employment Agreement as amended, the “Clift Employment Agreement”). Under the Clift Amendment, the term of Dr. Clift’s Employment Agreement was extended through July 31, 2014. In addition, in connection with the Clift Amendment, Dr. Clift was granted an option to purchase 170,000 shares of the Company’s Common Stock. The option is exercisable for a period of ten years at an exercise price per share equal to the quoted closing price of the Company’s common stock on July 15, 2013. The option vests as follows: 85,000 shares on the date of grant and 85,000 shares on the first anniversary of the date of grant, subject to vesting acceleration provisions in accordance with the Clift Employment Agreement.

The description of the Clift Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and David Bar-Or, M.D., dated July 15, 2013

10.2	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and Vaughan Clift, M.D., dated July 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Mark D. McGregor
Mark D. McGregor

Chief Financial Officer

Dated: July 19, 2013

AMPIO PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and David Bar-Or, M.D., dated July 15, 2013

10.2	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and Vaughan Clift, M.D., dated July 15, 2013